================================================================================

                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------

                                PROFIT VALUE FUND
                                -----------------

                               SEMI-ANNUAL REPORT
                                 March 31, 2000
                                  (Unaudited)

     INVESTMENT ADVISER                               ADMINISTRATOR
     ------------------                               -------------
INVESTOR RESOURCES GROUP, LLC                INTEGRATED FUND SERVICES, INC.
8720 Georgia Avenue, Suite 808                       P.O. Box 5354
Silver Spring, Maryland 20910                 Cincinnati, Ohio 45201-5354
                                                     1.888.744.2337

================================================================================

PROFIT FUNDS     PROFIT VALUE FUND
[LOGO]           -----------------
INVESTMENT TRUST

LETTER TO SHAREHOLDERS                                         PROFIT VALUE FUND
May 19, 2000

Dear Profit Value Fund Shareholder:

     We are pleased to inform you that the performance of the Profit Value Fund during the past three years, including the six months covered by this report, ranked as the top performing large capitalization value fund of the 278 covered by Lipper Analytical Services, Inc. Asset growth continues to be impressive in an environment where many equity funds are losing assets and the fund continues to receive positive press coverage. The most exciting news is that the Fund's strong performance in 1998 and 1999 continues this year with the Fund's 5.67% increase outperforming the S&P 500 Index's 0.79% decline and the Lipper Large Value Index's 0.90% increase year to date May 15, 2000. We are excited about the Fund's performance and how it is helping to generate substantial interest in the Profit Value Fund.

     For the semi-annual period ending March 31, 2000, the Profit Value Fund closed at a net asset value of $21.92 per share. The Fund's total return over the trailing 6 months of 27.83% reflects its outperformance compared to its S&P 500 Index benchmark's total return of 17.51%.

     During the new millennium the stock market to date can be summed up in one word, volatile. Aside from a few swift corrections, the first two months of the year 2000 the market looked to continue the explosive growth in technology shares of the 4th quarter 1999. However, since a NASDAQ peak on March 10, 2000, the landscape has changed dramatically. The average stock on the NYSE and NASDAQ has fallen by 40% from its respective 52 week high. 59% of the NYSE and 83% of the NASDAQ are at least 20% below former recent highs, the classic definition of a bear market. In a period of rising interest rates, Treasury Bonds are outperforming stock returns to date in 2000. What happened?

     We believe that the general market is engaging in a normal overreaction. The portfolio rebalancing by institutions is causing a divergence in performance between the former high flying technology shares, the former out of favor old economy industrial type shares, and a rally in Treasury securities. Institutions locking in performance from technology shares and rotating assets to more industrial issues and treasuries has resulted over the short-term in energy, financials and transports posting positive returns, while the technology laden NASDAQ falls. The volatility in the market is being caused by the nimble and the timid rushing in and out of the technology sector. During the past several years the largest returns have been obtained in technology. Many investors are seeking to avoid being left behind during the next upside phase of the sector, while avoiding the carnage of collapsing valuations, by shifting back and forth between technology shares and industrial shares. The market has broadened and the declines are removing some of the market excess, which is a positive occurrence.

     During these periods of market distress we continue to focus on earnings, the apparently invisible inflation and swelling cash reserves. Oil, gold and lumber prices indicate falling inflation and a potential cap to interest rate increases. Money market funds are swelling providing ample resources to a continuation of multiple expansion in select stocks when the landscape is clearer to more market participants. We continue to manage the portfolio according to the market climate by buying shares that are inexpensive relative to their peers and historical

--------------------------------------------------------------------------------
              P.O. Box 5354 o Cincinnati, Ohio 45202 o 888.744.2337
valuation standards. Growth oriented names in mostly value industries that are currently out of favor provide attractive opportunities. We see opportunity in a number of areas along with the ones that the market has been selling off the past four weeks. Health care issues and insurance are very cheap and we are buyers. Oil drillers are trading as if oil were still at $15 a barrel and we are buyers.

     As always, quality firms will rise to the top following this correction; some of the more speculative stocks might take much longer if ever to recover. Those who are overwhelmed by the emotion of the moment and sell with the herd will be the true losers. Refocusing on the fundamentals and ignoring consensus thinking and the noise from the media will be key elements of performance success. We are patient and still bullish.

     At Profit Funds, we are committed to helping you pursue your financial goals. Our investment philosophy is that, over the long term, the most promising investment opportunities can be found among large financially sound companies, which at the time of investment show an attractive valuation discount relative to their peers.

     Profit Value Fund seeks long-term total return by investmenting primarily in established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion) that are attractive relative to their peers.

     The U.S. market has been rising at triple its historical annual rate over the past 4 years. Although we caution investors to temper expectations of future market return we believe the Fund is well positioned to weather any changes in the market environment. We believe that although the Federal Reserve may change interest rate policy in the short-term we believe that interest rates will remain near the current level over the longer term. We remain convinced that within the market strength of the past three years the significant sector and individual security corrections should cause one to not be overly concerned about a sustained market downturn.

     Regardless of the direction the markets take in the coming years, we believe that the Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

     We urge shareholders to take a similar approach. That is, invest for the long-run, avoid the temptation to "time" your investment based on market predictions and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

     We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders, for your continued support of and confidence in the Profit Value Fund. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Eugene A. Profit

Eugene A. Profit
President

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)
================================================================================
ASSETS
Investments in securities:
    At acquisition cost                                             $ 4,211,783
                                                                    ===========
    At value (Note 1)                                               $ 6,194,786
Receivable for securities sold                                           72,673
Receivable for capital shares sold                                       11,612
Dividends receivable                                                      6,771
Receivable from Adviser (Note 3)                                         46,432
Organization costs, net (Note 1)                                         37,623
Other assets                                                              7,778
                                                                    -----------
    TOTAL ASSETS                                                      6,377,675
                                                                    -----------
LIABILITIES
Payable to Administrator (Note 3)                                         4,000
Payable for securities purchased                                        136,560
Other accrued expenses and liabilities                                   15,886
                                                                    -----------
    TOTAL LIABILITIES                                                   156,446
                                                                    -----------

NET ASSETS                                                          $ 6,221,229
                                                                    ===========

NET ASSETS CONSIST OF:

Paid-in capital                                                     $ 4,126,592
Accumulated net investment loss                                         (17,738)
Accumulated net realized gains from security transactions               129,372
Net unrealized appreciation on investments                            1,983,003
                                                                    -----------
NET ASSETS                                                          $ 6,221,229
                                                                    ===========

Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)                          283,802
                                                                    ===========

Net asset value and redemption price per share (Note 1)             $     21.92
                                                                    ===========

Maximum offering price per share (Note 1)                           $     22.83
                                                                    ===========

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
================================================================================
INVESTMENT INCOME
    Dividends                                                       $    30,470
                                                                    -----------
EXPENSES
    Investment advisory fees (Note 3)                                    31,029
    Professional fees                                                    15,672
    Accounting services fees (Note 3)                                    12,000
    Organization expense (Note 1)                                        11,830
    Postage and supplies                                                  8,558
    Insurance expense                                                     6,976
    Distribution expense (Note 3)                                         6,266
    Administration fees (Note 3)                                          6,000
    Transfer agent fees (Note 3)                                          6,000
    Trustees' fees and expenses                                           6,000
    Custodian fees                                                        5,856
    Registration fees                                                     4,804
    Reports to shareholders                                                 660
    Other expenses                                                          633
                                                                    -----------
         TOTAL EXPENSES                                                 122,284
    Fees waived and expenses reimbursed (Note 3)                        (74,076)
                                                                    -----------
         NET EXPENSES                                                    48,208
                                                                    -----------
NET INVESTMENT LOSS                                                     (17,738)
                                                                    -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Net realized gains from security transactions                       129,372
    Net change in unrealized appreciation/
    depreciation on investments                                       1,095,153
                                                                    -----------
NET REALIZED AND UNREALIZED
    GAINS ON INVESTMENTS                                              1,224,525
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 1,206,787
                                                                    ===========

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================
                                                                        Six Months         Year
                                                                           Ended           Ended
                                                                         March 31,     September 30,
                                                                           2000            1999
                                                                       (Unaudited)
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment loss                                               $    (17,738)   $    (26,255)
     Net realized gains from security transactions                          129,372         241,006
     Net change in unrealized appreciation/depreciation
        on investments                                                    1,095,153         620,078
                                                                       ------------    ------------
Net increase in net assets from operations                                1,206,787         834,829
                                                                       ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net realized gains                                 (214,751)         (3,407)
                                                                       ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                            1,771,079       1,512,964
     Net asset value of shares issued in
         reinvestment of distributions to shareholders                      214,736           3,397
     Payments for shares redeemed                                          (667,309)       (453,228)
                                                                       ------------    ------------
Net increase in net assets from capital share transactions                1,318,506       1,063,133
                                                                       ------------    ------------

TOTAL INCREASE IN NET ASSETS                                              2,310,542       1,894,555

NET ASSETS
     Beginning of period                                                  3,910,687       2,016,132
                                                                       ------------    ------------
     End of period                                                     $  6,221,229    $  3,910,687
                                                                       ============    ============
CAPITAL SHARE ACTIVITY
     Shares sold                                                             89,454          85,572
     Shares issued in reinvestment of distributions to shareholders          11,046             206
     Shares redeemed                                                        (33,770)        (27,917)
                                                                       ------------    ------------
         Net increase in shares outstanding                                  66,730          57,861
     Shares outstanding, beginning of period                                217,072         159,211
                                                                       ------------    ------------
     Shares outstanding, end of period                                      283,802         217,072
                                                                       ============    ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                Six Months        Year             Year          Period
                                                                   Ended          Ended            Ended         Ended
                                                                 March 31,    September 30,    September 30, September 30,
                                                                   2000           1999             1998         1997 (a)
                                                               (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $    18.02     $    12.66      $    12.88      $    10.00
                                                                ----------     ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss)                                      (0.06)         (0.12)          (0.02)           0.07
   Net realized and unrealized gains (losses) on investments          4.95           5.50           (0.06)           2.81
                                                                ----------     ----------      ----------      ----------
Total from investment operations                                      4.89           5.38           (0.08)           2.88
                                                                ----------     ----------      ----------      ----------
Less distributions:
   Dividends from net investment income                                 --             --           (0.09)             --
   Distributions from net realized gains                             (0.99)         (0.02)          (0.05)             --
                                                                ----------     ----------      ----------      ----------
Total distributions                                                  (0.99)         (0.02)          (0.14)             --
                                                                ----------     ----------      ----------      ----------

Net asset value at end of period                                $    21.92     $    18.02      $    12.66      $    12.88
                                                                ==========     ==========      ==========      ==========

Total return (b)                                                    27.83% (d)     42.52%          (0.57%)         28.80% (d)
                                                                ==========     ==========      ==========      ==========

Net assets at end of period (000's)                             $    6,221     $    3,911      $    2,016      $    2,010
                                                                ==========     ==========      ==========      ==========

Ratio of net expenses to average net assets (c)                      1.95% (e)      1.95%           1.95%           1.95% (e)

Ratio of net investment income (loss) to average net assets         (0.72%)(e)     (0.82%)         (0.18%)          1.19% (e)

Portfolio turnover rate                                                21% (e)        23%            101%             10% (e)
-------------------------------------------------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and expense reimbursements, the ratios of expenses to average net assets would have been 4.94% (e), 6.87%, 8.36% and 18.57% (e) for the periods ended March 31, 2000, September 30, 1999, 1998 and 1997, respectively (Note 3).

(d)  Not annualized.

(e)  Annualized.

See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 95.9%                                    SHARES       VALUE
================================================================================
                                                                        ($)
AEROSPACE -- 2.0%
General Dynamics Corp.                                     2,500         124,375
                                                                    ------------
AUTOMOBILES -- 3.4%
DaimlerChrysler AG                                         1,000          65,438
Ford Motor Co.                                             3,200         147,000
                                                                    ------------
                                                                         212,438
                                                                    ------------
BASIC & SPECIALTY CHEMICALS -- 2.7%
Dow Chemical Co.                                             720          82,080
E.I. du Pont de Nemours & Co.                              1,584          83,754
                                                                    ------------
                                                                         165,834
                                                                    ------------
BEVERAGES -- 1.1%
PepsiCo, Inc.                                              2,000          69,125
                                                                    ------------
COMMERCIAL SERVICES -- 0.9%
Cendant Corp. *                                            3,000          55,500
                                                                    ------------
CONGLOMERATE -- 3.7%
Berkshire Hathaway, Inc. - Class A *                           4         228,800
                                                                    ------------
CONSUMER STAPLES -- 0.9%
Eastman Kodak Co.                                          1,000          54,312
                                                                    ------------
ELECTRIC UTILITIES -- 0.9%
Southern Co.                                               2,460          53,505
                                                                    ------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.5%
Agilent Technologies, Inc. *                               1,500         156,000
                                                                    ------------
ENERGY & RESOURCES -- 4.0%
Conoco, Inc. - Class B                                     1,227          31,442
El Paso Energy Corp.                                       2,500         100,938
Exxon Mobil Corp.                                          1,460         113,606
                                                                    ------------
                                                                         245,986
                                                                    ------------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS --- 95.9%                                   SHARES       VALUE
================================================================================
                                                                        ($)
FINANCIAL & INSURANCE -- 12.0%
American General Corp.                                     1,375          77,172
Chase Manhattan Corp.                                      1,300         113,344
Citigroup, Inc.                                            1,500          88,969
Fannie Mae                                                 2,000         112,875
Legg Mason, Inc.                                           2,000          86,500
Marsh & McLennan Co's., Inc.                                 750          82,734
Merrill Lynch & Co., Inc.                                  1,000         105,000
T. Rowe Price Associates, Inc.                             2,000          79,000
                                                                    ------------
                                                                         745,594
                                                                    ------------
HEALTHCARE -- 8.8%
Amgen, Inc. *                                              2,800         171,850
Cardinal Health, Inc.                                      1,000          45,875
Elan Corp. plc *                                           4,000         190,000
Merck & Co., Inc.                                          1,400          86,975
Pfizer, Inc.                                               1,500          54,844
                                                                    ------------
                                                                         549,544
                                                                    ------------
HOTELS -- 1.4%
Host Marriott Corp.                                       10,000          88,750
                                                                    ------------
MEDICAL PRODUCTS -- 2.1%
Medtronic, Inc.                                            2,000         102,875
VISX, Inc. *                                               1,500          27,375
                                                                         130,250
                                                                    ------------
MULTI-MEDIA -- 2.3%
Walt Disney Co.                                            3,500         144,812
                                                                    ------------
OIL AND GAS DRILLING -- 1.6%
Global Marine, Inc. *                                      4,000         101,500
                                                                    ------------
RETAIL -- 8.3%
Home Depot, Inc.                                           1,000          64,500
Intimate Brands, Inc.                                      3,000         123,000
Limited, Inc.                                              1,500          63,188
NIKE, Inc. - Class B                                       1,000          39,625
Tricon Global Restaurants, Inc. *                          2,000          62,125
Wal-Mart Stores, Inc.                                      3,000         166,500
                                                                    ------------
                                                                         518,938
                                                                    ------------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED)
================================================================================
                                                                       MARKET
COMMON STOCKS --- 95.9%                                   SHARES       VALUE
================================================================================
                                                                        ($)
TECHNOLOGY --- 27.2%
America Online, Inc. *                                     4,800         322,800
Cisco Systems, Inc. *                                      4,110         317,754
EMC Corp. *                                                3,000         375,000
Inktomi Corp. *                                              600         111,673
Intel Corp.                                                2,000         263,875
Sun Microsystems, Inc. *                                   2,000         187,406
Western Digital Corp. *                                   15,000         111,562
                                                                    ------------
                                                                       1,690,070
TELECOMMUNICATIONS --- 9.1%
AT&T Corp.                                                 2,912         163,800
Bell Atlantic Corp.                                        1,500          91,688
Covad Communications Group *                               1,500         108,750
MCI WorldCom, Inc. *                                       4,436         201,006
                                                                    ------------
                                                                         565,244
TRANSPORT SERVICES --- 1.0%
United Parcel Service, Inc. - Class B                      1,000          63,000
                                                                    ------------
TOTAL COMMON STOCKS --- (COST $3,980,574)                              5,963,577
                                                                    ------------

================================================================================
                                                                       MARKET
MONEY MARKETS  --- 3.7%                                   SHARES       VALUE
================================================================================
                                                                        ($)
Fidelity Institutional Cash Portfolio - Government       149,177         149,177
Fidelity Institutional Cash Portfolio - Class I           82,032          82,032
                                                                    ------------
TOTAL MONEY MARKETS --- (COST $231,209)                                  231,209
                                                                    ------------
TOTAL INVESTMENTS AT VALUE --- 99.6% (COST $4,211,783)                 6,194,786
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES --- 0.4%                            26,443
                                                                    ------------
NET ASSETS --- 100.0%                                                  6,221,229
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of March 31, 2000, unamortized organization costs of $37,623 are scheduled to be amortized over a remaining 19 months.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)
================================================================================
Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of March 31, 2000, net unrealized appreciation on investments was $1,983,003 for federal income tax purposes, of which $2,228,539 related to appreciated securities and $245,536 related to depreciated securities based on a federal income tax cost basis of $4,211,783.

2.   INVESTMENT TRANSACTIONS

During the six months ended March 31, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,609,335 and $495,480, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser, or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

During the six months ended March 31, 2000, the Adviser voluntarily waived its investment advisory fees of $31,029 and reimbursed the Fund for $43,047 of other operating expenses in order to limit total operating expenses of the Fund to 1.95% of the Fund's average daily net assets.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000 (UNAUDITED)
================================================================================

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses IFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $22,704 from underwriting and brokerage commissions on the sale of shares of the Fund during the six months ended March 31, 2000.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $6,266 under the Plan during the six months ended March 31, 2000.